Exhibit 4.7

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA MiMed IS THE RECORD HOLDER OF FITLY PAID AND NON ASSESSABLE SHARES OF SERIES BCONVERTIBLE INVERTIBLE PREFERRED STOCK PAR VALUE $0.001 EACH OF 11 TRANSFERABLE on the books o| the corporation by the holder hereof. in person on by duly authorized Attorney upon surrender this Certificate properly endorsed. This Certificate is not valid unless countersigned by an authorized representative of the Transfer Agent. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorised with the seal of the Corporation. Dated: CHIEF EXECUTIVE OFFICER The Corporation is authorized to issue different classes of shares and different series within its class of preferred stock. ‘ GENERAL COUNSEL AND SECRETARY The Corporation will furnish the shareholder a full statement of the designations relative rights. preferences and limitations applicable to each class and the variations in rights. preferences and limitations determined lor each series (and the authority of the board of directors to determine variations for future series) FLORlDA

NOTICE Signature must be guaranteed by a firm which rs a member of a registered national stock exchange, or by a bank (other than a savings bank or a trust company. The following abbreviations, when used in the inscription on the lace of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations. TEN COM — as tenants in common UNIF GIFT MIN ACT — Custodian TEN ENT — as tenants by the entireties (Cust) (Minor) JT TEN under Uniform Gifts to Minors JT TEN — as joint tenants with right of survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in the above list For Value Received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING ZIP CODE. OR ASSIGNEE) Shares of the capital stock represented by the written certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated: Signature Signature (If more than one owner) NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS NOTICE WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER AFFIX MEDALLION SIGNATURE GUARANTEE